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                                                                     Exhibit (j)







                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
CitiStreet Funds, Inc.:

We consent to the use of our report, dated February 9, 2001, incorporated herein by reference and to the references to our firm under the captions "Financial Highlights" in the prospectus and "Other Service Providers" in the statement of additional information, included herein.

                                                                    /s/ KPMG LLP



Boston, Massachusetts
April 30, 2001